© Atkore Inc. Investor Presentation & Company Overview December 2021

© Atkore Cautionary Statements This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (“Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Any information contained in the following slides that has been previously publicly presented by Atkore speaks as of the date that it was originally presented, as indicated. Atkore is not updating or affirming any of such information as of today’s date. The provision of this information shall not imply that the information has not changed since it was originally presented. 2

© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Strong Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth 3

© Atkore Our Foundation is the Atkore Business System 4

© Atkore Our Products Are All Around You Everyday 5

© Atkore Leading Market Positions, Brands & Customers 6 • #1 or #2 market positions in majority of product categories in the U.S. • “Must stock” products with short order cycles and reliable service • Quality of products, the strength of brands, scale and national presence Overview Portfolio of Trusted Brands Electrical Safety & Infrastructure #1PVC Conduit #1 Stainless Steel Conduit #1 In-line Galvanized Mechanical Tube #1Barbed Tape #2Steel Conduit #2 Metal Framing and Related Fittings #2 Cable Tray, Cable Ladder & Fittings NA #2 Fiberglass Conduit #2 Armored Cable Top 10 Security Bollards Prefabricated Device Assemblies #3#3 PVC Coated Conduit Well-Established Customer Base Source: Management Estimates and analysis.

© Atkore Customer Experience Enhancements Multiple megatrends including electrification & digitization providing tailwinds across segments & end-markets Digital Capabilities & Resources Ongoing investment areas across the business to improve market positioning and operational capabilities New Product Innovation Focused Product Categories M&A Pipeline Conduits of Growth 7

© Atkore Electrification of buildings to support net zero energy transition 8 ▴ Offer a portfolio of products produced in an environmentally conscious manner that are required for new building construction and retrofitting Regulatory pressure to combat climate change across industries and geographies and move towards renewable energy solutions Accelerated growth in digital infrastructure Electrification & Digitization Megatrends Development of the charging network and connection to the electrical grid required to support the demand from electric vehicles Market Trends Where Atkore Delivers Solutions ▴ Comprehensive solution of conduit, cabling and fittings which enable the connection of electrical vehicle chargers to the electrical grid ▴ Engineering and product capabilities needed to support the design and construction of complex racking structures for solar power systems as well as the transfer and connection of energy into the electrical grid ▴ Broad range of products used both internally and externally within the construction of data centers and warehouses to physically construct and protect the complex and equipment

© Atkore Committed to Driving Positive ESG Impacts 9 Committed to efficient use of natural resources to reduce our environmental impact and cut costs Invest in the development and diversity of our workforce Leading governance practices 19.6% Reduction in energy intensity over the past three years at our Phoenix, AZ site through participation in the ENERGY STAR© Challenge for Industry 14 Additional manufacturing sites committed to participate in the ENERGY STAR© Challenge for Industry in 2021 500K Gallons of stormwater that can be collected and stored for use as process water at our Harvey, IL site after completion of our new containment vaults 80 # of employees recognized as “Cyber Super-Heroes” in 2021 2021 Great Place to Work-Certified 33% Female or minority members of the Board of Directors 89% Independent members of the Board of Directors; led by an independent chair ALL Directors will stand for annual election in 2022 >90% Of salaried employees completed assigned unconscious bias training in 2021

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